UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                        1-3175                 74-1828067
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

               One Valero Place
              San Antonio, Texas                           78212
   (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000

                         ------------------------------

Item 7. (c)       Financial Statements and Exhibits.

Exhibits

Number   Exhibit
------   -------

99.1 Statement Under Oath of William E. Greehey, Chief Executive Officer of Valero Energy Corporation, filed with the Securities and Exchange Commission on August 13, 2002 pursuant to the June 27, 2002 Order of the Securities and Exchange Commission

99.2 Statement Under Oath of John D. Gibbons, Chief Financial Officer of Valero Energy Corporation, filed with the Securities and Exchange Commission on August 13, 2002 pursuant to the June 27, 2002 Order of the Securities and Exchange Commission





Item 9.  Regulation FD Disclosure.

On June 27, 2002, the Securities and Exchange Commission issued an administrative order requiring both the principal executive officer and the principal financial officer of certain publicly traded companies, including Valero Energy Corporation, to file a statement under oath regarding the accuracy of the company's most recent annual report, as well as all quarterly reports, reports on Form 8-K and definitive proxy materials filed since the annual report. See SEC Order File No. 4-460, available at http://www.sec.gov/rules/other/4-460.htm. A copy of the required statements of William E. Greehey, Chief Executive Officer of Valero Energy Corporation, and
John D. Gibbons, Chief Financial Officer of Valero Energy Corporation, are attached to this report as Exhibits 99.1 and 99.2, respectively, and are being furnished with this report for informational purposes pursuant to Regulation FD.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            VALERO ENERGY CORPORATION




Date: August 13, 2002                         By: /s/ Jay D. Browning
                                                  ------------------------------
                                                  Jay D. Browning
                                                  Vice President and Secretary

                                  EXHIBIT INDEX





Number   Exhibit
------   -------

99.1 Statement Under Oath of William E. Greehey, Chief Executive Officer of Valero Energy Corporation, filed with the Securities and Exchange Commission on August 13, 2002 pursuant to the June 27, 2002 Order of the Securities and Exchange Commission



99.2 Statement Under Oath of John D. Gibbons, Chief Financial Officer of Valero Energy Corporation, filed with the Securities and Exchange Commission on August 13, 2002 pursuant to the June 27, 2002 Order of the Securities and Exchange Commission

                                  EXHIBIT 99.1

          STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
                            FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, William E. Greehey, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Valero Energy Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Valero Energy Corporation;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Valero Energy Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.

/s/ William E. Greehey
----------------------
William E. Greehey
Chief Executive Officer and President,
Valero Energy Corporation

Date: August 13, 2002


Subscribed and sworn to before me this 13th day of August 2002.

/s/ Cristina Menchaca
---------------------
Notary Public

My Commission Expires:  December 29, 2002

                                  EXHIBIT 99.2


          STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
                             FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, John D. Gibbons, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Valero Energy Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Valero Energy Corporation;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Valero Energy Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


/s/ John D. Gibbons
-------------------
John D. Gibbons
Executive Vice President and
Chief Financial Officer,
Valero Energy Corporation

Date: August 13, 2002


Subscribed and sworn to before me this 13th day of August 2002.

/s/ Cristina Menchaca
---------------------
Notary Public

My Commission Expires: December 29, 2002